Exhibit 99.6
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
The accompanying unaudited pro forma condensed combined statement of operations present the pro forma consolidated results of operations of the combined company for the nine months ended September 30, 2011 based upon the historical, unaudited financial statements of ADVENTRX Pharmaceuticals, Inc. (“ADVENTRX”) and SynthRx, Inc. (“SynthRx”), after giving effect to the acquisition of SynthRx and adjustments described in the following footnotes, and are intended to reflect the impact of this acquisition on ADVENTRX on a pro forma basis.
On April 8, 2011, SRX Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of ADVENTRX (“Merger Sub”), merged with and into SynthRx, Inc. pursuant to the terms of the Agreement and Plan of Merger, dated February 12, 2011 (the “Merger Agreement”), by and among ADVENTRX, Merger Sub, SynthRx and, solely with respect to Sections 2 and 8 of the Merger Agreement, an individual who was a principal stockholder of SynthRx, the separate existence of Merger Sub ceased and SynthRx continued as the surviving corporation and a wholly owned subsidiary of ADVENTRX. As of the effective time of the merger, all issued and outstanding securities of SynthRx were automatically converted and exchanged into the right to receive from ADVENTRX the consideration set forth in the Merger Agreement.
The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2011 combines ADVENTRX’s historical results for the nine months ended September 30, 2011 with SynthRx’s historical results for the three months ended March 31, 2011. The unaudited pro forma statement of operations gives effect to the acquisition as if it had been consummated on January 1, 2010. The unaudited pro forma condensed combined statement of operations is presented for illustrative purposes only. It does not purport to represent what ADVENTRX’s consolidated results of operations would have been had the transaction actually occurred as of January 1, 2010, and it does not purport to project ADVENTRX’s future consolidated results of operations.
We have not presented a pro forma condensed combined balance sheet as of September 30, 2011, because the impact of the acquisition of SynthRx, which was completed on April 8, 2011, is reflected in the unaudited condensed consolidated balance sheet of ADVENTRX Pharmaceuticals, Inc. as of September 30, 2011, included in ADVENTRX’s Quarterly Report on Form 10-Q for the period ended September 30, 2011, which was filed with the Securities and Exchange Commission on November 8, 2011.
Pro Forma Adjustments
The historical consolidated financial information has been adjusted to give effect to pro forma events that are (1) directly attributable to the acquisition and (2) factually supportable and reasonable under the circumstances. There are no events that are expected to have a continuing impact and therefore, no adjustments to the pro forma condensed combined statement of operations were made in that regard.
The pro forma adjustments are based upon available information and certain assumptions that ADVENTRX believes are reasonable under the circumstances.
You should read this information in conjunction with:
•	the accompanying notes to the unaudited pro forma condensed combined financial statements included in this Exhibit 99/6 to this Current Report on Form 8-K/A (Amendment No. 3);

•	the unaudited condensed consolidated financial statements of ADVENTRX and Subsidiaries as of September 30, 2011 and for the nine months ended September 30, 2011 included in ADVENTRX’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 8, 2011;

•	ADVENTRX’s Current Report on Form 8-K related to its acquisition of SynthRx filed with the Securities and Exchange Commission on April 11, 2011;

•	ADVENTRX’s Amendment No. 1 to the Current Report on Form 8-K related to its acquisition of SynthRx filed with the Securities and Exchange Commission on June 3, 2011; and

•	ADVENTRX’s Amendment No. 2 to the Current Report on Form 8-K related to its acquisition of SynthRx filed with the Securities and Exchange Commission on October 25, 2011.

ADVENTRX PHARMACEUTICALS, INC.
(A Development Stage Enterprise)
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2011

			Pro Forma		Pro Forma
	ADVENTRX	SynthRx	Adjustments		Combined

Grant revenue	$—	$—	$—		$—
Cost of goods sold	—	—	—		—

Gross margin	—	—	—		—

Operating expenses:
Research and development	4,004,180	3,000	—		4,007,180
Selling, general and administrative	5,379,723	35,277	—		5,415,000
Transaction-related expenses	1,541,087	301,566	(1,071,090)	(a)	771,563
Depreciation and amortization	28,735	—	—		28,735

Total operating expenses	10,953,725	339,843	(1,071,090)		10,222,478

Loss from operations	(10,953,725)	(339,843)	1,071,090		(10,222,478)

Interest income	51,212	26	—		51,238
Interest expense	(272)	(1,746)	1,746	(b)	(272)
Other expense	14,830	—	—		14,830

Loss before income taxes	(10,887,955)	(341,563)	1,072,836		(10,156,682)

Provision for income taxes	—	—	—		—

Net loss	(10,887,955)	(341,563)	1,072,836		(10,156,682)

Deemed dividends on preferred stock	—	—	—		—

Net loss applicable to common stock	$(10,887,955)	$(341,563)	$1,072,836		$(10,156,682)

Loss per common share — basic and diluted	$(0.43)				$(0.39)

Weighted average shares outstanding — basic and diluted	25,170,734				26,176,966

See accompanying notes to unaudited pro forma condensed combined statement of operations.

ADVENTRX PHARMACEUTICALS, INC.
(A Development Stage Enterprise)
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
1. Basis of Presentation
The unaudited pro forma condensed combined statement of operations included herein has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.
We have not presented a pro forma condensed combined balance sheet as of September 30, 2011, because the impact of the acquisition of SynthRx, which was completed on April 8, 2011, is reflected in the unaudited condensed consolidated balance sheet of ADVENTRX Pharmaceuticals, Inc. as of September 30, 2011, included in ADVENTRX’s Quarterly Report on Form 10-Q for the period ended September 30, 2011, which was filed with the Securities and Exchange Commission on November 8, 2011.
2. Acquisition of SynthRx
On April 8, 2011, SynthRx, a private biotechnology company developing a novel, purified, rheologic and antithrombotic compound, poloxamer 188, now referred to as ANX-188, became a wholly owned subsidiary of ADVENTRX pursuant to the terms of the Agreement and Plan of Merger, dated February 12, 2011 (the “Merger Agreement”), by and among ADVENTRX, SRX Acquisition Corporation, a wholly owned subsidiary of ADVENTRX, SynthRx and, solely with respect to Sections 2 and 8 of the Merger Agreement, an individual who was a principal stockholder of SynthRx. The acquisition is accounted for as a business combination.
As consideration for the transaction, all shares of SynthRx common stock outstanding immediately prior to the effective time of the merger were cancelled and automatically converted into the right to receive shares of ADVENTRX’s common stock, in the aggregate, as follows:
(i) 862,078 shares (the “Fully Vested Shares”) of ADVENTRX’s common stock, which shares were issued on April 8, 2011 and represent 1,000,000 shares, less 137,922 shares that were deducted as a result of certain expenses of SynthRx, and 200,000 of which were deposited into escrow (the “Closing Escrow Amount”) to indemnify ADVENTRX against breaches of representations and warranties;
(ii) up to 1,938,773 shares of ADVENTRX’s common stock, which shares were issued and outstanding on April 8, 2011 (the “Subject to Vesting Shares,” and together with the 862,078 Fully Vested Shares issued to the former stockholders of SynthRx and the escrow agent, the “Closing Shares”), which Subject to Vesting Shares are subject to various repurchase rights by ADVENTRX and fully vest, subject to reduction upon certain events, upon achievement of the First Milestone (defined below);
(iii) up to 1,000,000 shares of ADVENTRX’s common stock, which shares will be issued, if at all, upon achievement of the First Milestone (the “First Milestone Payment”); provided, however, that in the event the First Milestone is achieved prior to the first anniversary of the closing of the merger, 20% of the First Milestone Payment shall be deposited into escrow (the “First Milestone Escrow Amount,” and together with the Closing Escrow Amount, the “Escrow Amount”). The “First Milestone” means the dosing of the first patient in a phase 3 clinical study carried out pursuant to a protocol that is mutually agreed to by SynthRx and ADVENTRX; provided, however, that the number of evaluable patients planned to target statistical significance with a p value of 0.01 in the primary endpoint shall not exceed 250 (unless otherwise mutually agreed) (the “First Protocol”). In the event that the FDA indicates that a single phase 3 clinical study will not be adequate to support approval of a new drug application covering the use of ANX-188 for the treatment of sickle cell crisis in children (the “ANX-188 NDA”), “First Milestone” shall mean the dosing of the first patient in a phase 3 clinical study carried out pursuant to a protocol that (a) is mutually agreed to by SynthRx and ADVENTRX as such and (b) describes a phase 3 clinical study that the FDA has indicated may be sufficient, with the phase 3 clinical study described in the First Protocol, to support approval of the ANX-188 NDA. The amount of shares that becomes issuable upon achievement of the First Milestone may be reduced by up to 75%, or 750,000 shares, based on the timing of achievement of the First Milestone and whether and the extent to which the number of evaluable patients planned to target statistical significance with a p value of 0.01 in the primary endpoint exceeds 250 patients, unless otherwise agreed;
(iv) 3,839,400 shares of ADVENTRX’s common stock, which shares will be issued, if at all, upon achievement of the Second Milestone. The “Second Milestone” means the acceptance for review of the ANX-188 NDA by the FDA; and
(v) 8,638,650 shares of ADVENTRX’s common stock, which shares will be issued, if at all, upon achievement of the Third Milestone. The “Third Milestone” means the approval by the FDA of the ANX-188 NDA.

3. Pro Forma Condensed Combined Statement of Operations
The unaudited pro forma condensed combined statement of operations presents the pro forma consolidated results of operations of the combined company based upon the historical, unaudited financial statements of ADVENTRX and SynthRx, after giving effect to the SynthRx acquisition and adjustments described in the following footnotes, and are intended to reflect the impact of this acquisition on ADVENTRX on a pro forma basis.
The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2011 combines ADVENTRX’s historical results for the nine months ended September 30, 2011 with SynthRx’s historical results for the three months ended March 31, 2011. The unaudited pro forma statement of operations gives effect to the acquisition as if it had taken place on January 1, 2010.
The unaudited pro forma condensed combined statement of operations is presented for illustrative purposes only.
4. Pro Forma Adjustments
The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations are as follows:
a.	To eliminate transaction-related expenses incurred in connection with the SynthRx acquisition. Refer to Note 6 below for additional information.
b.	To eliminate interest expense related to SynthRx’s recorded liabilities that ADVENTRX did not assume.
5. Pro Forma Net Loss per Share
Shares used to calculate unaudited pro forma combined basic and diluted net loss per share are based on the sum of the following:
a.	The number of ADVENTRX weighted-average shares used in computing historical net loss per share, basic and diluted; and
b.	The number of ADVENTRX weighted-average shares issued to the former stockholders of SynthRx on April 8, 2011, as initial consideration for the acquisition, giving effect to such shares as if they were issued on January 1, 2010..
6. Transaction Costs
For the nine months ended September 30, 2011, transaction costs incurred related to the acquisition of SynthRx totaling $1,071,090, $769,524 of which were incurred by ADVENTRX and $301,566 of which were incurred by SynthRx, each reflected in the historical statements of operations for the respective companies, have been excluded from the pro forma statement of operations because such costs are non-recurring costs that are directly attributable to the transaction.
The combined company may incur charges to operations in subsequent periods that ADVENTRX cannot reasonably estimate to reflect costs associated with integrating the two businesses. In addition, the combined company may incur additional transaction-related expenses in subsequent periods, which could have a material impact on the combined company’s financial position or results of operations.